Supplement to the currently effective Statement of Additional Information for the Fund:

--------------------------------------------------------------------------------

DWS High Yield Tax Free Fund

Effective as of the date of this supplement, the following replaces the fourth paragraph under "Investment Restrictions -- Other Investment Policies" in the Fund's statement of additional information:

The DWS High Yield Tax Free Fund will invest at least 50% of its total assets in municipal bonds rated, at the time of purchase, within the four highest quality rating categories of Moody's Investors Service, Inc. ("Moody's) (Aaa, Aa, A or
Baa), Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A or BBB), or their equivalents as determined at the time of purchase by Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"). The Fund may invest, however, up to 50% of its total assets in bonds rated below Baa by Moody's or below BBB by S&P or Fitch, or unrated securities considered to be of equivalent quality. If a security's credit quality is downgraded, the Advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.


Effective on or about April 1, 2008, the name of the Fund will become DWS Strategic High Yield Tax-Free Fund.